UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                                      Annual Report
                                                        May 31, 2013

HNP Growth and Preservation Fund
Annual Report
May 31, 2013

Dear Fellow Shareholder,

The HNP Growth and Preservation Fund (HNPKX) (the "Fund") was launched on June 1, 2011. Our investment strategy is a quantitative model, the primary intent of which is to attempt to capture growth while being cognizant of the downside risks in investments. HNP Capital Fund Management Group, LLC, the "Advisor" to the Fund, manages the Fund to achieve this objective by attempting to identify when a single asset class index either enters or exits a sustainable price trend.

During the fiscal year ended May 31, 2013 the Fund returned 7.31% compared to 27.28% for the S&P 500® Index (Total Return) and 15.41% for the Dow Jones Global Moderate IndexSM. As we look back at the second half of 2012 and first half of 2013, worldwide broad equity markets proved to be smooth sailing, with the U.S. markets showing especially strong gains and lower volatility. The developed economies within Europe and Asia continued to show improvement as well, as news shifted away from the fiscal crisis and more towards China's "slowing" economy. However, the recent Fed comments regarding Quantitative Easing proved to be the potential beginning of the bond bubble bursting. Fixed Income benchmarks recorded some of the highest volatility on record as Bond Indexes tumbled on the Fed's comments. This has also begun to affect interest rate sensitive stocks such as Real Estate Investment Trusts (REIT's) and Emerging Markets. The disruption began with the Federal Reserve commentary that the economy is improving and the expectation of winding down its $85 billion per month asset purchases by June 2014.

This leaves many well diversified portfolios trailing the U.S. Markets' 11.5% year-to-date return (thru May 31, 2013), by a wide margin. In addition, Gold and Commodities continue their precipitous slide year-to-date (thru May 31, 2013). We do not anticipate being invested in these assets anytime soon. As of May 31, 2013 our model continues to be overweight in U.S. Equities, International Developed Equities, U.S. REIT's, and underweight Emerging Markets Equities. Also, our investment model had us divest our entire position(s) of Commodities by November 1, 2012 and Gold by January 31, 2013 and appear to be far away from any positive trends. Subsequent to our sales, Dow Jones Commodities ETN (DJP) and SPDRs Gold trust (GLD) continued to drop an additional 9.73% and 16.92% respectively, from our sale date(s) through May 31, 2013.

While we can't control the markets, we can control costs. To that end, the Adviser continues to not accept any soft dollar arrangements and continues to pass cost benefits to shareholders by trading at some of the industries' lowest costs, while still maintaining high quality execution.

We believe our process mitigates the pitfalls of subjectivity and prediction that are far too common in today's investing world. If our quantitative, proprietary model gives us buy signals to be fully invested across all asset classes, we obey our signals and execute the appropriate trades. This mathematical discipline ensures that our emotions and biases are always kept in check. It is important to note that our signals are not generated daily. We built longer intervals into our model specifically to mitigate whipsaws in volatile, sideways markets. Whipsaws are unavoidable from time to time, but being thoughtful in one's approach helps keep them to a minimum.

2013 Annual Report 1

As of May 31, 2013, the Fund was invested in the following as a percentage of net assets:

  Vanguard Total Stock Market ETF - 20.43%
  Vanguard REIT Index ETF - 18.67%
  Vanguard MSCI EAFE ETF - 19.38%
  iShares MSCI Emerging Index Fund - 9.73%
  ProShares Short 20+ Year Treasury - 7.85%
  ProShares Short S&P 500 - 1.56%
  PIMCO Enhanced Short Maturity ETF - 17.27%
  Cash - 5.16%

The Fund's year-to-date return was 3.89% as of May 31, 2013.
The Fund's 1 year return was 7.31% as of May 31, 2013

It is important to understand that our investment outlook for the Fund is one of long term. We believe greatly in our strategy of asset class diversification and discipline. The managers strongly believe that over the long term, our results will be very respectable while simultaneously being achieved with substantially less volatility to the Fund's price action.

We thank you for placing your trust and confidence in the HNP Capital Fund Management Group. We will continue to manage your wealth, along with ours, in a flexible, disciplined fashion with both growth and preservation as our top priorities. We are confident that you'll be rewarded by our long term, diversified, and disciplined approach.

Warm regards,

HNP Capital Fund Management Group, LLC

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-866-694-6672. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.hnpcapitalfmg.com or by calling toll free 1-866-694-6672. The Fund's Distributor Is Rafferty Capital Markets, LLC.

2013 Annual Report 2

HNP GROWTH AND PRESERVATION FUND (Unaudited)

PERFORMANCE INFORMATION

May 31, 2013 NAV $9.87

TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2013.

		Since
	1 Year(A)	Inception(A)
HNP Growth and Preservation Fund	7.31%	-0.31%
S&P 500® Index (B)	27.28%	12.58%
Dow Jones Moderate Portfolio IndexSM (C)	15.41%	5.96%

Annual Fund Operating Expense Ratio (from Prospectus dated 9/28/12):
      Gross - 1.63%, Net - 1.13%

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) The 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The HNP Growth and Preservation Fund commenced operations on June 1, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(C) The Dow Jones Moderate Portfolio IndexSM (Global Series) is a Dow Jones Relative Risk IndexSM that tracks three Composite Major Asset Classes (CMACs) - stocks, bonds and cash. The CMAC risk level of the Dow Jones Moderate Portfolio IndexSM is based on a 60% weighting in stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-866-694-6672. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2013 Annual Report 3

HNP GROWTH AND PRESERVATION FUND

                             HNP Growth and Preservation Fund
                        by Security Type (as a percentage of Net Assets)
                                                     (Unaudited)

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

The Adviser is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling 1-866-694-6672. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-866-694-6672. This information is also available on the SEC’s website at http://www.sec.gov.

2013 Annual Report 4

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on December 1, 2012 and held through May 31, 2013.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2012
	December 1, 2012	May 31, 2013	to May 31, 2013

Actual	$1,000.00	$1,056.02	$5.13

Hypothetical	$1,000.00	$1,019.95	$5.04
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half year period).

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2013 Annual Report 5

HNP Growth and Preservation Fund

		Schedule of Investments
			May 31, 2013
Shares/Principal Amount		Fair Value	% of Net Assets
EXCHANGE TRADED FUNDS
22,200	iShares MSCI Emerging Markets Index Fund	$914,529
16,000	PIMCO Enhanced Short Maturity Exchange - Traded Fund	1,623,520
5,000	ProShares Short S&P 500 *	146,350
24,200	ProShares Short 20+ Year Treasury *	737,858
24,800	Vanguard REIT Index Fund ETF Shares	1,755,344
49,000	Vanguard Tax - Managed International Fund ETF Shares	1,822,310
22,800	Vanguard Total Stock Market Index Fund ETF Shares	1,921,356
Total for Exchange Traded Funds (Cost - $8,253,087)		8,921,267	94.89%
Total Investments (Cost - $8,253,087)		8,921,267
Other Assets In Excess of Liabilities		480,177	5.11%
Net Assets		$9,401,444	100.00%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 6

HNP Growth and Preservation Fund

Statement of Assets and Liabilities
May 31, 2013

Assets:
Investment Securities at Fair Value	$8,921,267
(Cost - $8,253,087)
Cash	485,321
Dividends Receivable	960
Receivable for Shareholder Purchases	1,953
Total Assets	9,409,501
Liabilities:
Due to Adviser	8,057
Total Liabilities	8,057
Net Assets	$9,401,444

Net Assets Consist of:
Paid In Capital	$8,976,198
Accumulated Net Investment Income/(Loss)	(2,045)
Accumulated Realized Gain/(Loss) on Investments - Net	(240,889)
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	668,180
Net Assets, for 952,817 Shares Outstanding	$9,401,444
(Unlimited shares authorized, without par value)
Net Asset Value and Offering Price Per Share
($9,401,444/952,817 shares)	$9.87
Redemption Price * ($9.87 x 0.98) (Note 2)	$9.67

Statement of Operations
For the fiscal year ended May 31, 2013

Investment Income:
Dividends and Interest	$148,875
Total Investment Income	148,875
Expenses:
Management Fees (Note 4)	88,110
Service Fees (Note 4)	44,055
Total Expenses	132,165
Less: Expenses Waived (Note 4)	(44,055)
Net Expenses	88,110

Net Investment Income/(Loss)	60,765

Realized and Unrealized Gain/(Loss) on Investments:
Realized Gain/(Loss) on Investments	(136,945)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	675,122
Net Realized and Unrealized Gain/(Loss) on Investments	538,177

Net Increase/(Decrease) in Net Assets from Operations	$598,942

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 7

HNP Growth and Preservation Fund

Statements of Changes in Net Assets
	6/1/2012	6/1/2011*
	to	to
	5/31/2013	5/31/2012
From Operations:
Net Investment Income/(Loss)	$60,765	$(15,214)
Net Realized Gain/(Loss) on Investments	(136,945)	(107,007)
Change in Net Unrealized Appreciation/(Depreciation)	675,122	(6,942)
Increase/(Decrease) in Net Assets from Operations	598,942	(129,163)
From Distributions to Shareholders:
Net Investment Income	(51,075)	-
Return of Capital	(12,532)	-
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	(63,607)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	4,326,630	7,315,714
Proceeds From Redemption Fees (Note 2)	2,605	849
Shares Issued on Reinvestment of Dividends	57,245	-
Cost of Shares Redeemed	(2,241,538)	(466,233)
Net Increase/(Decrease) from Shareholder Activity	2,144,942	6,850,330
Net Increase/(Decrease) in Net Assets	2,680,277	6,721,167
Net Assets at Beginning of Period	6,721,167	-
Net Assets at End of Period (Including Accumulated Net Investment
Income/(Loss) of ($2,045) and $0 )	$9,401,444	$6,721,167
Share Transactions:
Issued	453,617	775,188
Reinvested	6,096	-
Redeemed	(232,718)	(49,366)
Net Increase in Shares	226,995	725,822
Shares Outstanding Beginning of Period	725,822	-
Shares Outstanding End of Period	952,817	725,822

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2013 Annual Report 8

HNP Growth and Preservation Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	6/1/2012	6/1/2011*
	to	to
	5/31/2013	5/31/2012
Net Asset Value -
Beginning of Period	$9.26	$10.00
Net Investment Income/(Loss) (a) (d)	0.07	(0.05)
Net Gain/(Loss) on Securities
(Realized and Unrealized)	0.60	(0.69)
Total from Investment Operations	0.67	(0.74)
Distributions (From Net Investment Income)	(0.05)	-
Distributions (From Return of Capital)	(0.01)
Distributions (From Realized Capital Gains)	-	-
Total Distributions	(0.06)	-
Proceeds from Redemption Fee (Note 2)	- +	- +
Net Asset Value -
End of Period	$9.87	$9.26
Total Return(b)	7.31%	(7.40)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$9,401	$6,721
Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets (c) (d)	0.19%	(0.84)%
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.00%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets (c) (d)	0.69%	(0.58)%
Portfolio Turnover Rate	163.06%	240.79%

* Commencement of Operations.
+ Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
(c) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule of Investments.
(d) Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying security holdings listed on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 9

     NOTES TO FINANCIAL STATEMENTS
HNP GROWTH AND PRESERVATION FUND
May 31, 2013

1.) ORGANIZATION
HNP Growth and Preservation Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on May 24, 2011. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2013, there were nine series authorized by the Trust. The Fund commenced operations on June 1, 2011. The Fund's investment objective is to seek long-term capital appreciation, with a secondary emphasis on capital preservation. The investment adviser to the Fund is HNP Capital Fund Management Group, LLC (the “Adviser”). Significant accounting policies of the Fund are presented in Note 2 below.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended May 31, 2013, proceeds from redemption fees were $2,605.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund initially elected a tax year end of November 30. Beginning with the period ended May 31, 2012, the Fund has changed its election so that the tax year end is May 31.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2011, or expected to be taken on the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended May 31, 2013, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of May 31, 2013, paid in capital was reduced by $3,246, accumulated net investment income/(loss) increased by $797, and accumulated realized gain/(loss) increased by $2,449.

2013 Annual Report 10

Notes to Financial Statements - continued

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT SECURITIES VALUATION
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (exchange traded funds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

2013 Annual Report 11

Notes to Financial Statements - continued

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,921,267	$0	$0	$8,921,267
Total	$8,921,267	$0	$0	$8,921,267

The Fund did not hold any Level 3 assets during the fiscal year ended May 31, 2013. There were no transfers into or out of the levels during the fiscal year ended May 31, 2013. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the fiscal year ended May 31, 2013.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Adviser received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary or non-recurring expenses. For its services, the Adviser receives a service fee equal to 0.50% of the average daily net assets of the Fund. Effective February 16, 2012, the Adviser has contractually agreed to waive the 0.50% fees payable to it under the Services Agreement until September 30, 2013. The Services Agreement fee waiver will automatically terminate on September 30, 2013 unless it is renewed. The Adviser may not terminate the fee waiver before September 30, 2013.

For the fiscal year ended May 31, 2013, the Adviser earned management fees totaling $88,110. For the same period, the Adviser earned service fees of $44,055 before the waiver of the Services Agreement fees described above, which amounted to $44,055 for the fiscal year ended May 31, 2013. At May 31, 2013, $8,057 was due to the Adviser as a result of fees earned under the Management Agreement and Services Agreement, net of the waiver.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $3,000 in Trustees’ fees for the fiscal year ended May 31, 2013 by the Adviser.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at May 31, 2013 was $8,976,198, representing 952,817 shares outstanding.

7.) INVESTMENT TRANSACTIONS
For the fiscal year ended May 31, 2013, purchases and sales of investment securities other than

2013 Annual Report 12

Notes to Financial Statements - continued

U.S. Government obligations and short-term investments aggregated $15,470,536 and $11,103,372, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of securities owned at May 31, 2013 was $8,408,114.

At May 31, 2013, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$719,820	($206,667)	$513,153

8.) DISTRIBUTIONS TO SHAREHOLDERS
There was a distribution paid on December 28, 2012 to the shareholders of record on December 27, 2012 of which $0.0531 per share was paid from net investment income and $0.0126 per share was paid as return of capital. There were no distributions paid during the fiscal year ended May 31, 2012.

The tax character of distributions was as follows:

Distributions paid from:
	Year ended	Year ended
	May 31, 2013	May 31, 2012
Ordinary Income:	$51,075	$0
Return of Capital:	12,532	0
Short-term Capital Gain:	0	0
Long-term Capital Gain:	0	0
	$63,607	$0

As of May 31, 2013, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain (accumulated losses)	$(85,862)
Unrealized appreciation (depreciation) - net	513,153
$427,291

Book to tax differences are primarily attributed to wash sales, the deferral of post-October losses, and the deferral of late year losses. Deferred post-October losses totaled $133,311 and deferred late year losses totaled $2,045.

9.) CAPITAL LOSS CARRYFORWARDS
As of May 31, 2013, the Fund had available for federal tax purposes capital loss carryforwards of $85,862, of which the entire amount may be used to offset future short-term capital gains and have no expiration. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

2013 Annual Report 13

ADDITIONAL INFORMATION
HNP GROWTH AND PRESERVATION FUND
May 31, 2013
(UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On March 14, 2013 the Board of Trustees (the “Board” or “Trustees”) met to consider the renewal of the Management Agreement (the "Agreement") for the HNP Growth and Preservation Fund (the "Fund"). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the investment adviser to the Fund; (ii) the investment performance of the Fund and HNP Capital Fund Management Group, LLC ("HNP"), the investment adviser; (iii) the cost of the services to be provided and the profits to be realized by HNP and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) HNP's practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by HNP; (ii) assessments of the investment performance of the Fund by personnel of HNP; (iii) commentary on the reasons for the performance; (iv) presentations addressing HNP's investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and HNP; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of HNP; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or HNP are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about HNP, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund's performance and expenses; and (iv) benefits to be realized by HNP from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by HNP

In considering the nature, extent, and quality of the services provided by HNP, the Trustees reviewed the responsibilities of HNP under the Agreement. The Trustees reviewed the services being provided by HNP to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund's investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; and its efforts to promote the Fund and grow its assets. The Trustees noted HNP's continuity of, and commitment to retain, qualified personnel and its continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated HNP's personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by HNP (including HNP's Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by HNP were satisfactory and adequate for the Fund.

2. Investment Performance of the Fund and HNP

In considering the investment performance of the Fund and HNP, the Trustees compared the current and short-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and category averages. As to the performance of the Fund, the Report included information regarding the per-

2013 Annual Report 14

Additional Information (Unaudited) - continued

formance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group"). Although not the determining factor in the Trustees' considerations, this information assisted the Trustees in concluding to approve the Agreement by a measure of how the Fund compares to other similar products. Generally, the performance data from the Peer Group was for periods ending December 31, 2012 although the Trustees considered aggregated data provided as of more recent dates. The Trustees noted that the Fund underperformed its Peer Group and category average of Conservative Allocation funds during the 1-year period ended December 31, 2012. It was noted that for the same time period, the Fund outperformed the category average of Multi-Alternative. It was noted that HNP believes that the Multi-Alternative category is more representative of the Fund's investment approach than the Conservative Allocation category and it continues to lobby for a change in the Fund's categorization. It was noted that the Fund generally underperformed its Peer Group and the Dow Jones Moderate Portfolio Index during the periods reviewed. The Trustees noted that the Fund had only been operating for a short time period and that it was appropriate to allow HNP appropriate time to implement the strategies of the Fund through a full market cycle. After reviewing and discussing the investment performance of the Fund further, HNP's experience managing the Fund, HNP's historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and HNP was satisfactory.

3. Costs of the Services to be provided and profits to be realized by HNP

In considering the costs of the services to be provided and profits to be realized by HNP from the relationship with the Fund, the Trustees considered: (1) HNP's and its affiliate's financial condition and the level of commitment to the Fund and HNP by the principals of HNP, as well as the letter of support from HNP's affiliate; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by HNP regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for HNP in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds from the Peer Group and category average. Although not the determining factor in the Trustees' considerations, this information assisted the Trustees in concluding to approve the Agreement by a measure of how the Fund compares to other similar products. The Trustees reviewed the fees under the Agreement compared to other mutual funds with similar investment objectives and asset levels and noted that the audited expense ratio of 1.24% was above the Peer Group average and Conservative Allocation category average and below the Multi-Alternative category average. It was further noted that HNP waives fees it receives under its Services Agreement with the Fund whereby it is obligated to pay certain operating expenses for the Fund and that such waiver results in a net expense ratio of 1.13% which was below the Peer Group average, Conservative Allocation category average and the Multi-Alternative category average. The Trustees also reviewed the management fees and noted that the 1.00% management fee charged by HNP was at the high end of the Peer Group, above the Conservative Allocation category average and below the Multi-Alternative category average. Based on the foregoing, the Board concluded that the fees to be paid to HNP by the Fund and the profits to be realized by HNP, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by HNP.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund's size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund's shareholders had experienced benefits from the fact that HNP was obligated to pay certain of the Fund's operating expenses which had the effect of limiting the overall fees paid by the Fund. Additionally, shareholders benefited from the fact that HNP is waiving certain fees it receives under the Services Agreement with the Fund at least through September 2013. In light of its ongoing consideration of the Fund's asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by HNP.

5. HNP's Practices Regarding Possible Conflicts of Interest

In considering HNP's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory

2013 Annual Report 15

Additional Information (Unaudited) - continued

personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of HNP's code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to HNP's potential conflicts of interest. Based on the foregoing, the Board determined that HNP's standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Independent Trustees met in executive session to discuss the continuation of the Agreement. It was the Trustees' consensus that the fee to be paid to HNP pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.

2013 Annual Report 16

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
HNP Growth and Preservation Fund (a series of PFS Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of HNP Growth and Preservation Fund (the "Fund"), a series of PFS Funds, as of May 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HNP Growth and Preservation Fund as of May 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 23, 2013

2013 Annual Report 17

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-866-694-6672. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

				Number of	Other
			Principal	Portfolios In	Directorships
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Ross C. Provence(3),	President	Indefinite Term;	General Partner and Portfolio	N/A	Blue Chip
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital		Investor Funds,
			Management, LP (1995 to current).		PFS Funds
			Estate planning attorney (1963 to		(January 2000 -
			current).		May 2013)

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	General Partner and Portfolio	9	Blue Chip
Year of Birth:1969	Secretary	Since 2000	Manager for Value Trend Capital		Investor Funds,
	and		Management, LP (1995 to current).		Sycuan Funds
	Treasurer		CEO, Premier Fund Solutions, Inc.
(2001 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.
(3) Ross C. Provence resigned from the Board of Trustees on May 17, 2013. Mr. Ross C. Provence is the father of Mr. Jeffrey R. Provence.

Independent Trustees

				Number of	Other
			Principal	Portfolios In	Directorships
Name,	Position	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	9	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	9	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds,
			and business attorney (1970 to cur-		Sycuan Funds
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Owner of George Cossolias &	9	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	Company, CPAs (1972 to current).		Investor Funds,
			President of Lubrication Specialists,		Sycuan Funds,
			Inc. (1996 to current).		Temecula
Valley Bank

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2013 Annual Report 18

Investment Adviser
HNP Capital Fund Management Group, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the HNP
Growth and Preservation Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

HNP Growth and Preservation Fund
150 Allens Creek Road
Rochester, New York 14618
www.hnpcapitalfmg.com
1-866-694-6672

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/13	FYE 5/31/12
Audit Fees	$12,500	$12,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$4,000
All Other Fees	$500	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/13	FYE 5/31/12
Registrant	$3,000	$4,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/29/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/29/13

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 7/29/13